Exhibit 21.1

Subsidiaries

Subsidiary	d/b/a	Jurisdiction

2016 JV MHC, LLC		Delaware
2016 JV Property Holdings, LLC		Delaware
All Stor Asheville, LLC		Delaware
All Stor Carolina Beach, LLC		Delaware
All Stor Durham, LLC		Delaware
All Stor Indian Trail, LLC		Delaware
All Stor MH		Delaware
All Stor NC, LLC		Delaware
All Stor Prospect, LLC		Delaware
All Stor Swansboro, LLC		Delaware
All Stor Swansboro II, LLC		Delaware
American Mini Storage-San Antonio, LLC		Delaware
Banning Storage, LLC	StoreMore Self Storage	Nevada
Bend-Eugene Storage, LLC		Oregon
Big Bend Xpress Holdings, LLC		Florida
Big Bend Xpress Storage, LLC		Florida
Bishop Road Mini Storage, LLC		Washington
Broadway Storage Solutions, L.L.C.		Arizona
Buck Investors, LP		Pennsylvania
Bullhead Freedom Storage, L.L.C.	StoreMore Self Storage; Freedom Storage	Arizona
Carlsbad Airport Self Storage, LP		California
Chelmsford, LLC		Delaware
Colton Campus Pt., L.P.		California
Colton CV L.P.		California
Colton Duarte, L.P.		California
Colton Encinitas, L.P.		California
Colton Paramount, L.P.		California
Colton Plano, L.P.		California
Corona Universal Self Storage, a California Limited Partnership		California
Eagle Bow Wakefield, LLC	Eagle Storage	Delaware
Eastpointe Storage, LLC		Delaware
Extra Closet Leesburg, LLC		Florida
Extra Closet Mini Storage, LLC		Florida
Fairview Mini Storage, LLC		Florida
Fletcher Heights Storage Solutions, L.L.C.		Arizona
Fontana Universal Self Storage, a California Limited Partnership		California
Forest Grove Mini Storage, LLC		Oregon
GAK, LLC	Cypress Mini Storage	California
Great American Storage Partners, LLC	Great America Storage	Delaware
Gresham Storage, LLC		Oregon
GSC Indio Ltd.		California
GSC Irvine/Main LP		California
GSC Mesquite, LP		California
Hesperia Universal Self Storage, a California Limited Partnership		California
Hide Away SPE, LLC		Delaware
Hide Away Storage Holdings, LLC		Delaware
Hide Away Transportation #1, LLC		Delaware
Highway 97 Mini Storage, LLC		Oregon
Highway 99 Mini Storage, LLC		Oregon
ICDC II, LLC		Oregon

iStorage JV Bridgewater, LLC	Delaware
iStorage JV DuPont Highway, LLC	Delaware
iStorage JV Hickman Road, LLC	Delaware
iStorage JV Houston Holdings, LLC f/k/a iStorage JV Miami Mezz, LLC	Delaware
iStorage JV Houston, LLC f/k/a iStorage JV Miami, LLC	Delaware
iStorage JV II OKC Holdings, LLC	Delaware
iStorage JV II RGV Holdings 1, LP	Delaware
iStorage JV II RGV Holdings 1, LP	Texas
iStorage JV II RGV Holdings 2, LP	Delaware
iStorage JV II RGV Holdings GP, LLC	Delaware
iStorage JV II, LLC	Delaware
iStorage JV Rancho Cordova, LLC	Delaware
iStorage JV Ridge Road, LLC	Delaware
iStorage JV Sunrise Monier, LLC	Delaware
iStorage JV, LLC	Delaware
iStorage Mezz, LLC	Delaware
iStorage PO, LLC	Delaware
iStorage TRS JV II, LLC	Delaware
iStorage TRS JV, LLC	Delaware
Jeffersonville Storage, LLC	Indiana
Keepers Storage, LLC	Washington
Lewisville Storage LLC	Washington
Loma Linda Universal Self Storage, a California Limited Partnership	California
Madison Brookhaven, LLC	Delaware
Madison Eagle Drive, LLC	Delaware
Maizeland Storage, LLC	Colorado
Mini I, Limited	California
Mini Storage of Deland, LLC	Florida
Moove In Partners - Centerville, LP	Pennsylvania
Moove-in of Manheim, LLC	Wyoming
Moove-In of New Jersey, LLC	Wyoming
MooveIn Partners-Lancaster, L.P.	Pennsylvania
Moovein Properties II, LLC	Wyoming
Moovein, LLC	Wyoming
National Storage Affiliates Management Company, LLC	Delaware
National Storage Affiliates Trust	Maryland
National Storage Insurance Solutions, Inc.	Utah
Northwest II Chief Manager, LLC	Delaware
NSA 110 V JV PO, LLC	Delaware
NSA 110 V JV TRS, LLC	Delaware
NSA 110 V JV TX PO, LLC	Delaware
NSA 110 V JV, LLC	Delaware
NSA 110 V Member, LLC	Delaware
NSA 110 V Non-Member Manager, LLC	Delaware
NSA 110 V TN JV PO, LLC	Delaware
NSA 110 V TN JV TRS, LLC	Delaware
NSA 110 V TN JV, LLC	Delaware
NSA Acquisition Holdings, LLC	Delaware
NSA All Stor Chief Manager, LLC	Delaware
NSA All Stor, LLC	Delaware
NSA Americor Holdings, LLC	Delaware
NSA BL PM, LLC	Delaware
NSA Buck GP, LLC	Delaware
NSA BV DR,LLC	Delaware

NSA Canal Road GP, LLC		Delaware
NSA Centerville GP, LLC		Delaware
NSA Colton DR GP, LLC	A-1 Self Storage; StorAmerica Arcadia; El Camino Self Storage; All American Self Storage	Delaware
NSA Colton DR, LLC	Plano Self Storage; Crown Valley Self Storage; Paramount Self Storage; StorAmerica Duarte	Delaware
NSA Fanning Springs, LLC		Delaware
NSA GSC DR GP, LLC	Irvine Self Storage	Delaware
NSA GSC DR, LLC	StorAmerica Palm Springs I; Carlsbad Airport Self Storage; StorAmerica Indio	Delaware
NSA HHF JV Property Holdings, LLC		Delaware
NSA HHF JV Tennessee Holdco, LLC (result of merger involving Simply Storage Partners REIT, LLC)		Delaware
NSA HHF JV, LLC		Delaware
NSA HHF Member, LLC		Delaware
NSA HHF Non-Member Manager, LLC		Delaware
NSA HHF TRS, LLC		Delaware
NSA Holding Company I, LLC		Delaware
NSA Holding Company II, LLC		Delaware
NSA Irvine DR, LLC		Delaware
NSA iStorage II Member, LLC		Delaware
NSA iStorage II Non-Member, LLC		Delaware
NSA iStorage II TRS Member, LLC		Delaware
NSA iStorage Member, LLC		Delaware
NSA iStorage TRS Member, LLC		Delaware
NSA Lancaster GP, LLC		Delaware
NSA MGMT CO GP, LLC		Delaware
NSA Northwest CMBS II, LLC		Delaware
NSA Northwest Holdings II, LLC	Old Mill Self Storage; AllStar Storage; A-1 Westside Storage	Delaware
NSA Northwest Holdings, LLC		Delaware
NSA OP, LP		Delaware
NSA OV PM, LLC		Delaware
NSA PM Holding Company, LLC		Delaware
NSA PM, LLC		Delaware
NSA Property Holdings, LLC		Delaware
NSA Puerto Rico, LLC		Delaware
NSA SecurCare CMBS I, LLC		Delaware
NSA SecurCare Holdings, LLC		Delaware
NSA Security Storage, LLC (f/k/a NSA Security, LLC)		Delaware
NSA SS PM, LLC		Delaware
NSA Storage Solutions, LLC		Delaware
NSA TRS, LLC		Delaware
NSA Tustin Gateway GP, LLC		Delaware
NSA Universal DR, LLC		Delaware
NSA Villages Storage GP, LLC		Delaware
NSA-C Holdings, LLC	StorAmerica Hawaiian Gardens; StorAmerica Victorville-2; Statewide Storage; Country Club Self Storage	Delaware
NSA-Colton Holdings, LLC (f/k/a NSA-GSC Colton Holdings, LLC)		Delaware

NSA-G Holdings, LLC	StorAmerica Montclair; Allsafe Freeway Storage; Leave It/Lock It Self Storage; StorAmerica Ontario; StorAmerica Palm Desert; StorAmerica Oceanside; StorAmerica Victorville	Delaware
NSA-GSC Colton Holdings, LLC (n/k/a NSA-Colton Holdings, LLC)		Delaware
NSA-GSC Holdings, LLC		Delaware
NSA-Northwest II, LLC		Delaware
NSA-Optivest Acquisition Holdings, LLC	StoreMore Self Storage; Fort Mohave Storage	Delaware
NSA-Optivest, LLC		Delaware
NSA-SecurCare Acquisition Holdings, LLC		Delaware
NSA-SecurCare, LLC		Delaware
NWSS Stor Rite LLC		Oregon
Oklahoma Self Storage GP, LLC		Delaware
Oklahoma Self Storage LP	SecurCare Self Storage	Colorado
PCB South, LLC		Florida
Personal Mini Storage Dyer, LLC		Florida
Personal Mini Storage Forest City Rd., LLC		Florida
Personal Mini Storage Forsyth, LLC		Florida
Personal Mini Storage Kissimmee, LLC		Florida
Personal Mini Storage Piedmont, LLC		Florida
Personal Mini Storage Spring Garden, LLC		Florida
Personal Mini Storage Vine, LLC		Florida
Personal Mini Storage West, LLC		Florida
Personal Mini Storage Winter Garden, LLC		Florida
Personal Mini Storage-Edgewater, LLC		Florida
Personal Mini Storage-Orange City, LLC		Florida
Rev Smart, L.P.		Florida
Safegard Mini Storage, LLC		Oregon
SAG Arcadia, LP		California
SAP-II YSI #1, LLC		Delaware
SecurCare American Portfolio, LLC		Delaware
SecurCare American Properties II, LLC		Delaware
SecurCare Colorado III, LLC	SecurCare Self Storage	Delaware
SecurCare Fayetteville I, LLC		Delaware
SecurCare Management, LLC		Colorado
SecurCare Moreno Valley, LLC		Delaware
SecurCare Moveit McAllen, LLC	Move It Self Storage	Delaware
SecurCare Oklahoma I, LLC	SecurCare Self Storage	Delaware
SecurCare Oklahoma II, LLC	SecurCare Self Storage	Delaware
SecurCare Operating Company, LLC		Delaware
SecurCare Portfolio Holdings, LLC		Delaware
SecurCare Properties I, LLC	SecurCare Self Storage	Delaware
SecurCare Properties II R, LLC	SecurCare Self Storage	Delaware
SecurCare Properties II, LLC	SecurCare Self Storage	Delaware
SecurCare Value Properties R, LLC	SecurCare Self Storage	Delaware
Series Americor Insurance Company, a series of Endeavor Assurance Company, LLC		Delaware
Shreve Storage Equities, L.L.C.		Louisiana
Simply Storage Clarksville, LLC		Delaware
Simply Storage Franklin, LLC		Delaware
Simply Storage Gallatin, LLC		Delaware
Simply Storage Harrah Drive, LLC		Delaware
Simply Storage Hendersonville, LLC		Delaware
Simply Storage Hermitage, LLC		Delaware
Simply Storage Maddox Simpson Parkway, LLC		Delaware
Simply Storage Mezz, LLC		Delaware
Simply Storage Partners REIT II LLC		Delaware

Simply Storage Quarry Loop Road, LLC	Delaware
Simply Storage White House, LLC	Delaware
Southeast Portfolio Holding Company, LLC	Delaware
Southeast Portfolio PO, LLC	Delaware
Southern Self Storage, LLC	Florida
Southern Self Storage of Arizona, LLC	Arizona
Southern Self Storage of Destin, LLC	Florida
Southern Self Storage of Edgewater, LLC	Florida
Southern Self Storage of Florida, LLC	Florida
Southern Self Storage of Grayton, LLC	Florida
Southern Self Storage of PCB, LLC	Florida
Southern Self Storage of Pensacola, LLC	Florida
Southern Self Storage of Santa Rosa, LLC	Florida
Springfield Mini Storage, LLC	Oregon
Square Foot Springhill, LLC	Ohio
SS 22195 Timberlake Road, LLC	Delaware
SS 8117 Timberlake Road, LLC	Delaware
SS Bayport, LLC	Delaware
SS Beeline, LLC	Delaware
SS Billy Williamson Drive, LLC	Delaware
SS Bloomfield, LLC	Delaware
SS Blue Ash, LLC	Delaware
SS Brighton MA, LLC	Delaware
SS Brookside, LLC	Delaware
SS Chevoit, LLC	Delaware
SS Cleveland Heights, LLC	Delaware
SS Cliffwood, LLC	Delaware
SS Deerfield, LLC	Delaware
SS Detroit, LLC	Delaware
SS Downtown Tulsa, LLC	Delaware
SS Eastpointe II, LLC	Delaware
SS Ferndale, LLC	Delaware
SS Fields Ertel, LLC	Delaware
SS Forest Park, LLC	Delaware
SS Fort Walton Beal Parkway, LLC	Delaware
SS Fort Walton Harrelson Drive, LLC	Delaware
SS Glenview, LLC	Delaware
SS Greensville, LLC	Delaware
SS Hall Road, LLC	Delaware
SS Hargrove Drive, LLC	Delaware
SS Hiawatha II, LLC	Delaware
SS Highland Park, LLC	Delaware
SS Highway 150, LLC	Delaware
SS Highway 280, LLC	Delaware
SS Hingham, LLC	Delaware
SS Hoffman Estates, LLC	Delaware
SS Huber Heights, LLC	Delaware
SS Ivy Hill, LLC	Delaware
SS Ivy Hill, LP	Pennsylvania
SS Kettering, LLC	Delaware
SS Kingsland, LLC	Delaware
SS Lakeside Drive, LLC	Delaware
SS Lincoln Park, LLC	Delaware
SS Macon Road, LLC	Delaware
SS Mamnoh, LLC	Delaware
SS Mezz, LLC	Delaware
SS Michigan, LLC	Delaware
SS Midtown Tulsa, LLC	Delaware

SS Millville, LLC		Delaware
SS Minnesota II, LLC		Delaware
SS MITX, LLC		Delaware
SS MNMI, LLC		Delaware
SS MNRI, LLC		Delaware
SS Moellering, LLC		Delaware
SS North Bend, LLC		Delaware
SS North Fort Myers, LLC		Delaware
SS Norwood, LLC		Delaware
SS Palm City, LLC		Delaware
SS Peake Road, LLC		Delaware
SS Reading, LLC		Delaware
SS Riverside Drive, LLC		Delaware
SS Sheridan, LLC		Delaware
SS South Amherst, LLC		Delaware
SS South Euclid, LLC		Delaware
SS Storage Court, LLC		Delaware
SS Titusville Access, LLC		Delaware
SS Trinity Church, LLC		Delaware
SS Ward and Citation, LLC		Delaware
SS West Point, LLC		Delaware
SS Whitesville Road, LLC		Delaware
SS Williamstown, LLC		Delaware
SS Yale, LLC		Delaware
Storage Management and Leasing Co. LLC		Florida
Storage Management and Repair Co., LLC		Florida
StoreMore Self Storage-Pecos Road, LLC	StoreMore Self Storage	Delaware
Supreme Storage, LLC		Oregon
Tampa COLO Holdings, LLC		Colorado
Tampa COLO, LLC		Florida
Town Center Self Storage, LLC		Colorado
Troutdale Mini Storage, LLC		Oregon
Tustin Gateway LP		California
Union Storage, LLC		Oregon
Universal Self Storage Hesperia LLC, a California limited liability company		California
Universal Self Storage Highland, a California Limited Partnership		California
Universal Self Storage San Bernardino LLC, a California limited liability company		California
Upland Universal Self Storage, a California Limited Partnership		California
Villages Storage Partners, Ltd.		Florida
Washington Murrieta II, LLC	StorAmerica Scottsdale	California
Washington Murrieta IV, LLC	StorAmerica Phoenix 52nd	California
WCAL, LLC	StoreMore Self Storage	Texas
West Linn Self Storage		Oregon